CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

June 25, 2019

Via facsimile and overnight courier

UCB Celltech
(as successor in interest to Celltech R&D Limited)
208 Bath Road
Slough SL1 3WE
Berkshire, England
Attention: Company Secretary

Re:	Romosozumab

Dear Sirs:

UCB Celltech, as successor in interest to Celltech R&D Limited (“UCB”) and Amgen Inc. (“Amgen” and, together with UCB, the “Parties”) entered into that certain Collaboration and Licence Agreement effective May 10, 2002, as amended by Amendment No. 1 to the Agreement, effective June 9, 2003 and Amendment No. 2 to the Agreement, effective November 14, 2016 (as amended, the “Agreement”). The Parties, by entering into this letter agreement (this “Letter Agreement”), agree as set forth below. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement, as amended.

In order to align the Parties’ interests to ensure a successful [***] launch period, and notwithstanding the principles for calculating the Detail Cost set forth in Schedule C of the Agreement, the Parties hereby agree that, on an exceptional basis, for a period of [***] after First Commercial Sale in [***], Amgen will allocate an amount equal to [***] of its Sales Force Costs for Primary Details in [***] (the “Incremental Launch Amount”), which amount shall be charged to the Product Contribution. For the avoidance of doubt, (i) the Incremental Launch Amount shall be in addition to the amounts allocated and charged to the Product Contribution in accordance with Schedule C of the Agreement, and, (ii) at the end of [***], the charging of the Incremental Launch Amount to the Product Contribution shall cease and thereafter Amgen shall allocate and charge to the Product Contribution only those amounts calculated in accordance with the principles set forth in Schedule C of the Agreement.

Notwithstanding the principles for calculating the Detail Cost set forth in Schedule C of the Agreement, the Parties hereby agree that (i) for a period of [***] after First Commercial Sale in [***], Amgen will allocate [***] of its Sales Force Costs for all details in [***] and UCB will allocate [***] of its Sales Force Costs for all details in [***], which amounts shall be charged to the Product Contribution, provided, that from and after the end of such [***] period, the allocation of Sales Force Costs in [***] shall be calculated and charged to the Product Contribution in accordance with the principles set forth in Schedule C of the Agreement and (ii) all costs in [***] will be shared [***] by the parties and charged to the Product Contribution.

Each of Amgen and UCB represents and warrants that it has the right to enter into this Letter Agreement and that the terms of this Letter Agreement are not inconsistent with other contractual obligations (express or implied) that it may have. No amendment, modification or supplement of any provision of this Letter Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. This Letter Agreement shall be governed and interpreted in all respects under the substantive laws of the State of New York, as applied to agreements executed and performed entirely in the State of New York by residents of the State of New York, without regard to the United Nations Convention on International Contracts for the Sale of Goods or conflicts of law principles.

This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signature pages of this Letter Agreement may be exchanged by facsimile or other electronic means without affecting the validity thereof. If this Letter Agreement is acceptable to you, please confirm by signing and returning a copy to Amgen, whereupon this Letter Agreement shall become a binding agreement between us.

Yours sincerely,

AMGEN INC.

/s/ Murdo Gordon
By: Murdo Gordon
Title: EVP, Global Commercial Operations

/s/ David W. Meline
By: David W. Meline
Title: EVP, Chief Financial Officer

Acknowledged and agreed:

UCB CELLTECH

/s/ Mark Glyn Hardy
By: Mark Glyn Hardy
Title: Company Secretary